Exhibit 10.12

  Termination Agreement to the Amended and Restated General Services Agreement


         WHEREAS, effective January 1, 2003, X.L. Global Services, Inc., a Delaware corporation, entered into an Amended and Restated General Services Agreement (the "Agreement") with X.L. America, Inc., a Delaware corporation, on behalf of the following subsidiaries: XL Reinsurance America Inc. a New York corporation, NAC Re Corporation, a Delaware corporation, Greenwich Insurance Company, a Delaware corporation, Indian Harbor Insurance Company, a North Dakota corporation, XL Insurance Company of New York, Inc., a New York corporation, XL Specialty Insurance Company, a Delaware corporation, XL Capital Assurance Inc., a New York corporation, ECS, Inc., a Pennsylvania corporation, XL Weather & Energy Inc., XL Global, Inc., a Delaware corporation, XL Insurance, Inc. (formerly known as XL Global Insurance, Inc.), a Delaware corporation, XL Insurance America, Inc., a Delaware corporation, XL Select Insurance Company, an Oklahoma corporation, XL Life and Annuity Holding Company, a Delaware corporation, XL Life Insurance and Annuity Company, an Illinois corporation, XL Financial Administrative Services, Inc, a Delaware corporation, XL Capital Investment Partners, Inc, a Delaware corporation, XLCDS LLC, a New York corporation, and XLCA Admin LLC, a New York corporation; and

         WHEREAS, pursuant to Section Eighth of the Agreement, any party to the Agreement has a right to terminate its membership in the Agreement by providing ninety (90) days prior written notice to the other parties; and

         WHEREAS, XL Capital Assurance Inc., XL Financial Administrative Services, Inc., XLCDS LLC and XLCA Admin LLC (the "Terminated Parties") desire to terminate their memberships in the Agreement effective upon the date of the initial public offering of the shares of Security Capital Assurance Ltd. ("SCA"), the ultimate parent company of the Terminated Parties.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Due to the uncertainty of the date of the initial public offering of the shares of SCA, each of the parties agree that the notice requirements under Section Eighth of the Agreement are hereby waived.

         2. Each of the parties acknowledge and confirm that the membership of the Terminated Parties in the Agreement will terminate effective upon the date of the initial public offering of the shares of SCA.

         3. Each of the parties further acknowledge and confirm that the obligations of the Terminated Parties under the terms of the Agreement are released and discharged and the Terminated Parties shall not have any further obligations thereunder, subject to the Terminated Parties being obligated

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                  to pay X.L.  Global  Services,  Inc. Inc. for any costs and/or expenses due and owing under the Agreement up to the date of the closing of the initial public offering of the shares of SCA, consistent with normal and customary billing practices.

4. This Agreement may be executed in two or more counterparts each of which shall constitute an original, but all of which when taken together shall constitute one agreement. Any Party may deliver a signed counterpart signature page of this Agreement by fax and such faxed signature pages shall be deemed to be an original for all purposes.

5. The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of the State of New York, without regard to conflicts of law that would require the application of the laws of any other jurisdiction.


         IN  WITNESS  WHEREOF,   this  Agreement  is  hereby  executed  by  duly
authorized officers of the parties hereto as of the date first above written.

                                   X. L. AMERICA, INC.


                                   By:   ___________________________
                                   Title:___________________________


                                   XL REINSURANCE AMERICA INC.


                                   By:___________________________
                                   Title:___________________________


                                   NAC RE CORPORATION


                                   By:___________________________
                                   Title:___________________________

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                                   GREENWICH INSURANCE COMPANY


                                   By:___________________________
                                   Title:___________________________


                                   INDIAN HARBOR INSURANCE COMPANY


                                   By:___________________________
                                   Title:___________________________


                                   XL INSURANCE COMPANY OF NEW YORK, INC.


                                   By:___________________________
                                   Title:___________________________


                                   XL SPECIALTY INSURANCE COMPANY


                                   By:___________________________
                                   Title:___________________________


                                   XL CAPITAL ASSURANCE INC.


                                   By:___________________________
                                     Title:___________________________


                                   ECS, INC.


                                   By:__________________________
                                   Title:___________________________

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                                   XL WEATHER & ENERGY INC.


                                   By:__________________________
                                   Title:___________________________


                                   XL GLOBAL, INC.


                                   By:__________________________
                                   Title:___________________________


                                   XL GLOBAL INSURANCE, INC.


                                   By:__________________________
                                   Title:___________________________


                                   XL INSURANCE AMERICA, INC.


                                   By:__________________________
                                   Title:___________________________


                                   XL SELECT INSURANCE COMPANY


                                   By:__________________________
                                   Title:___________________________


                                   XL LIFE AND ANNUITY HOLDING
                                   COMPANY


                                   By:__________________________
                                   Title:___________________________


                                   XL LIFE INSURANCE AND ANNUITY
                                   COMPANY

                                   By:__________________________
                                   Title:___________________________

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                                   XL FINANCIAL ADMINISTRATIVE
                                   SERVICES, INC.


                                   By:__________________________
                                   Title:___________________________


                                   XL CAPITAL INVESTMENT
                                   PARTNERS, INC.


                                   By:__________________________
                                   Title:___________________________


                                   XLCDS LLC


                                   By:__________________________
                                   Title:___________________________


                                   XLCA ADMIN LLC


                                   By:__________________________
                                   Title:___________________________

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